                                    SPECIMEN
                                      ONLY



                                      1990


INCORPORATED UNDER THE LAWS          [LOGO]             OF THE STATE OF DELAWARE

          NUMBER                                                 SHARES


                        BULLET SPORTS INTERNATIONAL, INC.

12,500,000 SHARES COMMON STOCK                                             500,000 SHARES SERIES A 6% NON-VOTING
                                                                           CUMULATIVE CONVERTIBLE PREFERRED STOCK
25,000 SHARES SERIES B 8.75% NON-VOTING      25,000 SHARES SERIES C 8.75% NON-VOTING      25,000 SHARES SERIES D 8.75% NON-VOTING
 CUMULATIVE CONVERTIBLE PREFERRED STOCK       CUMULATIVE CONVERTIBLE PREFERRED STOCK       CUMULATIVE CONVERTIBLE PREFERRED STOCK

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION
                         OR QUALIFICATION IS APPLICABLE

THIS CERTIFIES THAT____________________________________________IS THE REGISTERED

HOLDER OF_________________________________________________________________SHARES
          OF SERIES D, 8.75% NON-VOTING CUMULATIVE CONVERTIBLE PREFERRED
STOCK TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

A CERTIFICATE OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON EACH CLASS OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON THE HOLDERS THEREOF MAY BE OBTAINED BY ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, AT THE PRINCIPAL OFFICE OF THE CORPORATION.

     In Witness Whereof, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL HEREUNTO AFFIXED
          THIS___________DAY                     OF __________________ A.D. 19__

                                    [SEAL]

__________________________                             _________________________
                 SECRETARY                                             PRESIDENT